UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

September 10, 2010

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (888) 789-2477	37-0211380

333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Ameren Corporation (“Ameren”) and certain of its subsidiaries have entered into definitive multi-year credit facility agreements with a large and diverse group of lenders, providing substantial liquidity. These facilities cumulatively provide $2.1 billion of credit through September 10, 2013, which date is inclusive of extension periods provided for in the agreements, as discussed below. The facilities currently include 25 international, national, and regional lenders, with no lender providing more than $125 million of credit in aggregate.

On September 10, 2010, Ameren, Union Electric Company, doing business as AmerenUE (“UE”), JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto entered into an $800 million multi-year, senior unsecured revolving credit facility (the “2010 Missouri Credit Agreement”). On September 10, 2010, Ameren, Ameren Energy Generating Company (“Genco”), JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto entered into a $500 million multi-year, senior unsecured revolving credit facility (the “2010 Genco Credit Agreement”). Together, the 2010 Missouri Credit Agreement and the 2010 Genco Credit Agreement replace the Amended and Restated Credit Agreement dated as of June 30, 2009 (the “2009 Multi-Year Credit Agreement”), under which Ameren, UE and Genco were borrowers and which agreement was terminated contemporaneously with the effectiveness of the 2010 Missouri Credit Agreement and the 2010 Genco Credit Agreement.

Also on September 10, 2010, Ameren, Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”) and Illinois Power Company, doing business as AmerenIP (“IP”, and, together with CIPS and CILCO, the “Ameren Illinois Utilities”), JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto entered into an $800 million multi-year, senior unsecured credit agreement (the “2010 Illinois Credit Agreement” and, together with the 2010 Missouri Credit Agreement and the 2010 Genco Credit Agreement, the “2010 Credit Agreements”). The 2010 Illinois Credit Agreement replaces the existing $800 million senior secured credit facility dated as of June 30, 2009 (the “2009 Illinois Credit Agreement”), which agreement was terminated contemporaneously with the effectiveness of the 2010 Illinois Credit Agreement.

JPMorgan Chase Securities LLC, Barclays Capital, Banc of America Securities LLC, and The Bank of Tokyo-Mitsubishi UFJ, Ltd. served as joint arrangers and joint bookrunners for each of the 2010 Credit Agreements.

The obligations of each borrower under the respective 2010 Credit Agreement to which it is a party will be several and not joint, and, except under limited circumstances relating to expenses and indemnities, the obligations of UE, Genco, and the Ameren Illinois Utilities under the respective 2010 Credit Agreements are not guaranteed by Ameren or any other subsidiary of Ameren. The maximum aggregate amount available to each borrower under each facility is as follows (such amount being such borrower’s “Borrowing Sublimit”): (i) under the 2010 Missouri Credit Agreement: Ameren—$500 million; UE—$500 million, (ii) under the 2010 Genco Credit Agreement: Ameren—$500 million; Genco—$500 million, and (iii) under the 2010 Illinois Credit Agreement: Ameren—$300 million; CIPS—$225 million; CILCO—$175 million; IP—$400 million. Upon the completion of the previously-announced merger of CILCO and IP with and into CIPS, which is expected to occur on October 1, 2010 (the “Merger”), the Borrowing Sublimit under the 2010 Illinois Credit Agreement of the surviving corporation, which will be renamed Ameren Illinois Company (“Ameren Illinois”), will be $800 million.

Ameren has the option to seek additional commitments from existing or new lenders to increase the total facility size of the 2010 Credit Agreements up to the following maximum amounts: 2010 Missouri Credit Agreement – $1.0 billion; 2010 Genco Credit Agreement – $625 million; 2010 Illinois Credit Agreement – $1.0 billion. Each of the 2010 Credit Agreements will mature and expire with respect to Ameren on September 10, 2013. The 2010 Genco Credit Agreement will mature and expire with respect to Genco on September 10, 2013. The Borrowing Sublimit of UE under the 2010 Missouri Credit Agreement and the Borrowing Sublimits of CIPS, CILCO, IP, and Ameren Illinois under the 2010 Illinois Credit Agreement will mature and expire on September 9, 2011, subject to extension thereof on a 364-day basis, as requested by the borrower and approved by the lenders, or for a longer period upon receipt of any and all required federal or state regulatory approvals, as permitted under the 2010 Missouri Credit Agreement and the 2010 Illinois Credit Agreement, but in no event later than September 10, 2013. UE and Ameren Illinois intend to seek regulatory approval to extend the maturity dates of their respective Borrowing Sublimits under the 2010 Missouri Credit Agreement and 2010 Illinois Credit Agreement to September 10, 2013. If and when such regulatory approvals are received, no lender approval will be required to affect the extensions. The principal amount of each revolving loan owed by a borrower under any 2010 Credit Agreement to which it is a party will be due and payable no later than the final maturity relating to such borrower under such 2010 Credit Agreement.

The obligations of all borrowers under the 2010 Credit Agreements are unsecured.

Loans are available on a revolving basis under each of the 2010 Credit Agreements and may be repaid and, subject to satisfaction of the conditions to borrowing (as set forth below), reborrowed from time to time. At the election of each borrower, the interest rates on such loans will be the alternate base rate (“ABR”) plus the margin applicable to the particular borrower and/or the Eurodollar rate plus the margin applicable to the particular borrower. The applicable margins will be determined by reference to, in the case of any borrower, such borrower’s long-term unsecured credit ratings or, if no such ratings are then in effect, such borrower’s corporate/issuers ratings then in effect. ABR is a fluctuating interest rate equal to the highest of JPMorgan Chase Bank, N.A.’s prime rate, the sum of the federal funds effective rate plus 1/2 percent per annum and the one-month Eurodollar rate plus 1 percent per annum. The Eurodollar interest rate is the applicable British Bankers’ Association London interbank offered rate for deposits in U.S. dollars. A competitive bid rate is also available under the 2010 Credit Agreements if requested by a borrower. Letters of credit in an aggregate undrawn face amount not to exceed 25% of the applicable aggregate commitment under the respective 2010 Credit Agreements are also available for issuance for the account of the borrowers thereunder (but within the applicable overall combined facility borrowing limitations of the 2010 Credit Agreements).

The 2010 Credit Agreements contain conditions to borrowings and issuances of letters of credit similar to those contained in the 2009 Multi-Year Credit Agreement and the 2009 Illinois Credit Agreement, including the absence of default or unmatured default, material accuracy of representations and warranties (excluding any representation after the closing date as to the absence of material adverse change and material litigation) and required regulatory authorizations. In addition, solely as it relates to borrowings under the 2010 Illinois Credit Agreement, it is a condition precedent to any such borrowing that, at the time of and after giving effect to such borrowing, the borrower will not be in violation of any limitation on its ability to incur unsecured indebtedness contained in its articles of incorporation. The 2010 Credit Agreements also contain non-financial covenants similar to those contained in the 2009 Multi-Year Credit Agreement and the 2009 Illinois Credit Agreement, including restrictions on the ability to incur liens, to transact with affiliates, to dispose of assets, to make investments in or transfer assets to its affiliates, and to merge with other entities. The 2010 Illinois Credit Agreement, however, expressly permits the consummation of the Merger, provided that (i) no default or unmatured default then exists or would arise as a result thereof, and (ii) all regulatory approvals required to be obtained in connection with the Merger have been obtained and are in full force and effect.

The 2010 Credit Agreements require each of Ameren, UE, Genco, CIPS, CILCO, IP and Ameren Illinois to maintain consolidated indebtedness of not more than 65% of its consolidated total capitalization pursuant to a defined calculation set forth in the agreements. In addition, under the 2010 Genco Credit Agreement and the 2010 Illinois Credit Agreement, Ameren is required to maintain a ratio of consolidated funds from operations plus interest expense to consolidated interest expense of 2.0 to 1, to be calculated quarterly as of the end of the most recent four fiscal quarters then ending in accordance with the 2010 Genco Credit Agreement and the 2010 Illinois Credit Agreement, as applicable. Failure of a borrower to satisfy a financial covenant constitutes an immediate default under the applicable 2010 Credit Agreement.

The 2010 Credit Agreements contain default provisions that are similar to those contained in the 2009 Multi-Year Credit Agreement and the 2009 Illinois Credit Agreement, as applicable. However, UE and Genco are no longer borrowers within the same credit agreement, as they were under the 2009 Multi-Year Credit Agreement, and a default by one such subsidiary borrower will not trigger a default by the other under the applicable 2010 Credit Agreements. Defaults under the 2010 Credit Agreements apply separately to each borrower; provided, however, that a default by UE, Genco, CIPS, CILCO, IP or Ameren Illinois under any 2010 Credit Agreement will also constitute a default by Ameren under such agreement. Defaults include a cross default with respect to a borrower under the applicable 2010 Credit Agreement to the occurrence of a default by such borrower under any other agreement covering outstanding indebtedness of such borrower and certain subsidiaries (other than project finance subsidiaries and non-material subsidiaries) in excess of $25 million in the aggregate. Any default of Ameren under any 2010 Credit Agreement that exists solely as a result of a default by UE, Genco, CIPS, CILCO, IP or Ameren Illinois thereunder will not constitute a default under any other 2010 Credit Agreement while Ameren is otherwise in compliance with all of its obligations under such other 2010 Credit Agreement. Further, a default at the Ameren level under any 2010 Credit Agreement does not trigger a default by UE, Genco, CIPS, CILCO, IP, or Ameren Illinois under such agreement.

The borrowers will use the proceeds of any borrowings under the 2010 Credit Agreements for general corporate purposes, including working capital, commercial paper liquidity support and other funding needs, to repay amounts owed under the 2009 Multi-Year Credit Agreement and the 2009 Illinois Credit Agreement, as applicable, to fund loans under the Ameren money pool arrangements or other short-term intercompany loan arrangements, and to pay fees and expenses incurred in connection with the 2010 Credit Agreements.

Copies of the 2010 Missouri Credit Agreement, the 2010 Genco Credit Agreement and the 2010 Illinois Credit Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

ITEM 1.02	Termination of a Material Definitive Agreement.

As a condition to the effectiveness of the 2010 Credit Agreements, effective September 10, 2010, the 2009 Multi-Year Credit Agreement and the 2009 Illinois Credit Agreement were terminated in respect of all parties, including UE, Genco, CIPS, CILCO, and IP. In accordance with the terms of the 2009 Illinois Credit Agreement, the mortgage bonds that were issued by CIPS, CILCO, and IP to secure their respective obligations under the 2009 Illinois Credit Facility have been released and cancelled.

The registrants’ Annual Report on Form 10-K for the year ended December 31, 2009, includes in the Exhibit Index a reference to each of the above referenced documents and indicates the form and date of the original filing under the Securities Exchange Act of 1934, as amended.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for a description of the 2010 Credit Agreements.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number:	Title:

10.1	Credit Agreement, dated as of September 10, 2010, by and among Ameren, UE and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

10.2	Credit Agreement, dated as of September 10, 2010, by and among Ameren, Genco and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

10.3	Credit Agreement, dated as of September 10, 2010, by and among Ameren, CIPS, CILCO and IP and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

Date: September 13, 2010

Exhibit Index

Exhibit Number:	Title:

10.1	Credit Agreement, dated as of September 10, 2010, by and among Ameren, UE and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

10.2	Credit Agreement, dated as of September 10, 2010, by and among Ameren, Genco and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

10.3	Credit Agreement, dated as of September 10, 2010, by and among Ameren, CIPS, CILCO and IP and JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.